Exhibit 10.8

Power of Attorney

The undersigned Hou Jun, a citizen of the People’s Republic of China (hereinafter referred to as “China”), Chinese identity card number being                     , is a direct shareholder (“Shareholder”) of AutoNavi Software Co., Ltd. (hereinafter referred to as the “Company”). The Shareholder hereby irrevocably authorizes Mr. Cheng Congwu to exercise the following rights within the valid term of this Power of Attorney as its attorney-in-fact:

The Shareholder hereby authorizes Mr. Cheng Congwu to exercise, on its behalf, the right to vote (the “Voting Right”) on all matters of the Company of which the consent of shareholders is required by the Chinese laws and regulations and the articles of association of the Company, including but not limited to with respect to the sale or transfer of all or part of the equity interests in the Company, and the designation and appointment of directors and officers of the Company.

It is condition precedent to such authorization that Mr. Cheng Congwu is an officer of AutoNavi Information Technology Co., Ltd. (“AutoNavi Information”). Upon the giving of a notice by AutoNavi Information instructing me to appoint another Chinese citizen as my attorney-in-fact for the purpose of exercising my Voting Right because Mr. Cheng Congwu ceases to take up a management position in AutoNavi Information or for any other reasons, the Shareholder will forthwith terminate this Power of Attorney and authorize such other Chinese citizen designated by AutoNavi Information to exercise the Voting Right the Shareholder is entitled to as the Company’s shareholder.

This Power of Attorney shall take effect as of the date when it is executed and remain in force until the earlier of (i) AutoNavi Information instructs the Shareholder to appoint another Chinese citizen as its attorney-in-fact for the purpose of exercising the Voting Right the Shareholder is entitled to as the Company’s shareholder; or (ii) the Operating Agreement dated September 28, 2006 among AutoNavi Information, the Company and the Company’s shareholders is terminated.

/s/ Hou Jun
Name: Hou Jun
Date: December 18, 2009

Power of Attorney

The undersigned Ye Wenzhi, a citizen of the People’s Republic of China (hereinafter referred to as “China”), Chinese identity card number being                     , is a direct shareholder (“Shareholder”) of AutoNavi Software Co., Ltd. (hereinafter referred to as the “Company”). The Shareholder hereby irrevocably authorizes Mr. Cheng Congwu to exercise the following rights within the valid term of this Power of Attorney as its attorney-in-fact:

The Shareholder hereby authorizes Mr. Cheng Congwu to exercise, on its behalf, the right to vote (the “Voting Right”) on all matters of the Company of which the consent of shareholders is required by the Chinese laws and regulations and the articles of association of the Company, including but not limited to with respect to the sale or transfer of all or part of the equity interests in the Company, and the designation and appointment of directors and officers of the Company.

It is condition precedent to such authorization that Mr. Cheng Congwu is an officer of AutoNavi Information Technology Co., Ltd. (“AutoNavi Information”). Upon the giving of a notice by AutoNavi Information instructing me to appoint another Chinese citizen as my attorney-in-fact for the purpose of exercising my Voting Right because Mr. Cheng Congwu ceases to take up a management position in AutoNavi Information or for any other reasons, the Shareholder will forthwith terminate this Power of Attorney and authorize such other Chinese citizen designated by AutoNavi Information to exercise the Voting Right the Shareholder is entitled to as the Company’s shareholder.

This Power of Attorney shall take effect as of the date when it is executed and remain in force until the earlier of (i) AutoNavi Information instructs the Shareholder to appoint another Chinese citizen as its attorney-in-fact for the purpose of exercising the Voting Right the Shareholder is entitled to as the Company’s shareholder; or (ii) the Operating Agreement dated September 28, 2006 among AutoNavi Information, the Company and the Company’s shareholders is terminated.

/s/ Ye Wenzhi
Name: Ye Wenzhi
Date: December 18, 2009

Power of Attorney

The undersigned Xiao Jun, a citizen of the People’s Republic of China (hereinafter referred to as “China”), Chinese identity card number being                     , is a direct shareholder (“Shareholder”) of AutoNavi Software Co., Ltd. (hereinafter referred to as the “Company”). The Shareholder hereby irrevocably authorizes Mr. Cheng Congwu to exercise the following rights within the valid term of this Power of Attorney as its attorney-in-fact:

The Shareholder hereby authorizes Mr. Cheng Congwu to exercise, on its behalf, the right to vote (the “Voting Right”) on all matters of the Company of which the consent of shareholders is required by the Chinese laws and regulations and the articles of association of the Company, including but not limited to with respect to the sale or transfer of all or part of the equity interests in the Company, and the designation and appointment of directors and officers of the Company.

It is condition precedent to such authorization that Mr. Cheng Congwu is an officer of AutoNavi Information Technology Co., Ltd. (“AutoNavi Information”). Upon the giving of a notice by AutoNavi Information instructing me to appoint another Chinese citizen as my attorney-in-fact for the purpose of exercising my Voting Right because Mr. Cheng Congwu ceases to take up a management position in AutoNavi Information or for any other reasons, the Shareholder will forthwith terminate this Power of Attorney and authorize such other Chinese citizen designated by AutoNavi Information to exercise the Voting Right the Shareholder is entitled to as the Company’s shareholder.

This Power of Attorney shall take effect as of the date when it is executed and remain in force until the earlier of (i) AutoNavi Information instructs the Shareholder to appoint another Chinese citizen as its attorney-in-fact for the purpose of exercising the Voting Right the Shareholder is entitled to as the Company’s shareholder; or (ii) the Operating Agreement dated September 28, 2006 among AutoNavi Information, the Company and the Company’s shareholders is terminated.

/s/ Xiao Jun
Name: Xiao Jun
Date: December 31, 2009

Power of Attorney

The undersigned Jiang Derong, a citizen of the People’s Republic of China (hereinafter referred to as “China”), Chinese identity card number being                     , is a direct shareholder (“Shareholder”) of AutoNavi Software Co., Ltd. (hereinafter referred to as the “Company”). The Shareholder hereby irrevocably authorizes Mr. Cheng Congwu to exercise the following rights within the valid term of this Power of Attorney as its attorney-in-fact:

The Shareholder hereby authorizes Mr. Cheng Congwu to exercise, on its behalf, the right to vote (the “Voting Right”) on all matters of the Company of which the consent of shareholders is required by the Chinese laws and regulations and the articles of association of the Company, including but not limited to with respect to the sale or transfer of all or part of the equity interests in the Company, and the designation and appointment of directors and officers of the Company.

It is condition precedent to such authorization that Mr. Cheng Congwu is an officer of AutoNavi Information Technology Co., Ltd. (“AutoNavi Information”). Upon the giving of a notice by AutoNavi Information instructing me to appoint another Chinese citizen as my attorney-in-fact for the purpose of exercising my Voting Right because Mr. Cheng Congwu ceases to take up a management position in AutoNavi Information or for any other reasons, the Shareholder will forthwith terminate this Power of Attorney and authorize such other Chinese citizen designated by AutoNavi Information to exercise the Voting Right the Shareholder is entitled to as the Company’s shareholder.

This Power of Attorney shall take effect as of the date when it is executed and remain in force until the earlier of (i) AutoNavi Information instructs the Shareholder to appoint another Chinese citizen as its attorney-in-fact for the purpose of exercising the Voting Right the Shareholder is entitled to as the Company’s shareholder; or (ii) the Operating Agreement dated September 28, 2006 among AutoNavi Information, the Company and the Company’s shareholders is terminated.

/s/ Jiang Derong
Name: Jiang Derong
Date: December 31, 2009

Power of Attorney

The undersigned Yuan Jianjun, a citizen of the People’s Republic of China (hereinafter referred to as “China”), Chinese identity card number being                     , is a direct shareholder (“Shareholder”) of AutoNavi Software Co., Ltd. (hereinafter referred to as the “Company”). The Shareholder hereby irrevocably authorizes Mr. Cheng Congwu to exercise the following rights within the valid term of this Power of Attorney as its attorney-in-fact:

The Shareholder hereby authorizes Mr. Cheng Congwu to exercise, on its behalf, the right to vote (the “Voting Right”) on all matters of the Company of which the consent of shareholders is required by the Chinese laws and regulations and the articles of association of the Company, including but not limited to with respect to the sale or transfer of all or part of the equity interests in the Company, and the designation and appointment of directors and officers of the Company.

It is condition precedent to such authorization that Mr. Cheng Congwu is an officer of AutoNavi Information Technology Co., Ltd. (“AutoNavi Information”). Upon the giving of a notice by AutoNavi Information instructing me to appoint another Chinese citizen as my attorney-in-fact for the purpose of exercising my Voting Right because Mr. Cheng Congwu ceases to take up a management position in AutoNavi Information or for any other reasons, the Shareholder will forthwith terminate this Power of Attorney and authorize such other Chinese citizen designated by AutoNavi Information to exercise the Voting Right the Shareholder is entitled to as the Company’s shareholder.

This Power of Attorney shall take effect as of the date when it is executed and remain in force until the earlier of (i) AutoNavi Information instructs the Shareholder to appoint another Chinese citizen as its attorney-in-fact for the purpose of exercising the Voting Right the Shareholder is entitled to as the Company’s shareholder; or (ii) the Operating Agreement dated September 28, 2006 among AutoNavi Information, the Company and the Company’s shareholders is terminated.

/s/ Yuan Jianjun
Name: Yuan Jianjun
Date: December 31, 2009

Power of Attorney

The undersigned Liu Peng, a citizen of the People’s Republic of China (hereinafter referred to as “China”), Chinese identity card number being                     , is a direct shareholder (“Shareholder”) of AutoNavi Software Co., Ltd. (hereinafter referred to as the “Company”). The Shareholder hereby irrevocably authorizes Mr. Cheng Congwu to exercise the following rights within the valid term of this Power of Attorney as its attorney-in-fact:

The Shareholder hereby authorizes Mr. Cheng Congwu to exercise, on its behalf, the right to vote (the “Voting Right”) on all matters of the Company of which the consent of shareholders is required by the Chinese laws and regulations and the articles of association of the Company, including but not limited to with respect to the sale or transfer of all or part of the equity interests in the Company, and the designation and appointment of directors and officers of the Company.

It is condition precedent to such authorization that Mr. Cheng Congwu is an officer of AutoNavi Information Technology Co., Ltd. (“AutoNavi Information”). Upon the giving of a notice by AutoNavi Information instructing me to appoint another Chinese citizen as my attorney-in-fact for the purpose of exercising my Voting Right because Mr. Cheng Congwu ceases to take up a management position in AutoNavi Information or for any other reasons, the Shareholder will forthwith terminate this Power of Attorney and authorize such other Chinese citizen designated by AutoNavi Information to exercise the Voting Right the Shareholder is entitled to as the Company’s shareholder.

This Power of Attorney shall take effect as of the date when it is executed and remain in force until the earlier of (i) AutoNavi Information instructs the Shareholder to appoint another Chinese citizen as its attorney-in-fact for the purpose of exercising the Voting Right the Shareholder is entitled to as the Company’s shareholder; or (ii) the Operating Agreement dated September 28, 2006 among AutoNavi Information, the Company and the Company’s shareholders is terminated.

/s/ Liu Peng
Name: Liu Peng
Date: December 31, 2009

Power of Attorney

The undersigned Liu Dan, a citizen of the People’s Republic of China (hereinafter referred to as “China”), Chinese identity card number being                     , is a direct shareholder (“Shareholder”) of AutoNavi Software Co., Ltd. (hereinafter referred to as the “Company”). The Shareholder hereby irrevocably authorizes Mr. Cheng Congwu to exercise the following rights within the valid term of this Power of Attorney as its attorney-in-fact:

The Shareholder hereby authorizes Mr. Cheng Congwu to exercise, on its behalf, the right to vote (the “Voting Right”) on all matters of the Company of which the consent of shareholders is required by the Chinese laws and regulations and the articles of association of the Company, including but not limited to with respect to the sale or transfer of all or part of the equity interests in the Company, and the designation and appointment of directors and officers of the Company.

It is condition precedent to such authorization that Mr. Cheng Congwu is an officer of AutoNavi Information Technology Co., Ltd. (“AutoNavi Information”). Upon the giving of a notice by AutoNavi Information instructing me to appoint another Chinese citizen as my attorney-in-fact for the purpose of exercising my Voting Right because Mr. Cheng Congwu ceases to take up a management position in AutoNavi Information or for any other reasons, the Shareholder will forthwith terminate this Power of Attorney and authorize such other Chinese citizen designated by AutoNavi Information to exercise the Voting Right the Shareholder is entitled to as the Company’s shareholder.

This Power of Attorney shall take effect as of the date when it is executed and remain in force until the earlier of (i) AutoNavi Information instructs the Shareholder to appoint another Chinese citizen as its attorney-in-fact for the purpose of exercising the Voting Right the Shareholder is entitled to as the Company’s shareholder; or (ii) the Operating Agreement dated September 28, 2006 among AutoNavi Information, the Company and the Company’s shareholders is terminated.

/s/ Liu Dan
Name: Liu Dan
Date: December 31, 2009